UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2018

CRISPR THERAPEUTICS AG

(Exact name of registrant as specified in its charter)

Switzerland	001-37923	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Baarerstrasse 14

6300 Zug

Switzerland

+41 (0)41 561 32 77

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Approval of CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan

On May 30, 2018, at the 2018 Annual General Meeting of Shareholders (the “Annual Meeting”), the shareholders of CRISPR Therapeutics AG (the “Company”) approved the CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan (the “2018 Plan”).

Pursuant to the terms of the 2018 Plan, 4,000,000 shares are reserved for issuance thereunder, plus (i) the remaining number of shares reserved for issuance under the CRISPR Therapeutics AG Amended and Restated 2016 Stock Option and Incentive Plan (the “2016 Plan”) on the effective date of the 2018 Plan; and (ii) any common shares underlying any awards that are forfeited, canceled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without any issuance of common shares, expire or are otherwise terminated, other than by exercise, under the 2018 Plan, the 2016 Plan, and the CRISPR Therapeutics AG 2015 Stock Option and Incentive Plan. If the Company’s capital structure changes because of a reorganization, recapitalization, reclassification, stock dividend, stock split or similar event, the number of shares that can be issued under the 2018 Plan will be appropriately adjusted. The 2018 Plan permits the award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares and dividend equivalent rights.

A detailed summary of the material features of the 2018 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 18, 2018. That summary and the foregoing description are qualified in their entirety by reference to the text of the 2018 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Election of Director

On May 30, 2018, the shareholders of the Company appointed Samarth Kulkarni, Ph.D. as a director on the Board, filling the existing vacancy left by the departure of N. Anthony Coles, M.D. in December 2017. Dr. Kulkarni was appointed to serve until the Company’s 2019 annual meeting of the shareholders. There are no arrangements or understandings between Dr. Kulkarni and any other person pursuant to which Dr. Kulkarni was selected as a director. Dr. Kulkarni is a party to the Second Amended and Restated Employment Agreement by and between Dr. Kulkarni and the Company’s wholly-owned subsidiary, CRISPR Therapeutics, Inc. (the “Employment Agreement”). A summary of the Employment Agreement can be found in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 2, 2017, and is incorporated herein by reference. Such summary of the Employment Agreement is qualified in its entirety by reference to the complete text of the Employment Agreement, a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 2, 2017, and is incorporated herein by reference.

Dr. Kulkarni receives no compensation for his service as a director. The Company has entered into its standard form of indemnification agreement with Dr. Kulkarni, which will require the Company to indemnify him against certain liabilities that may arise as a result of his status or service as a director. The description of Dr. Kulkarni’s indemnification agreement is qualified in its entirety by the full text of the form of indemnification agreement, which is attached as Exhibit 10.8 to the Company’s registration statement on Form S-1 filed with the Securities and Exchange Commission on September 9, 2016.

Dr. Kulkarni, age 38, has served as the Company’s Chief Executive Officer since December 2017, as the Company’s President from May 2017 to December 2017, as the Company’s Chief Business Officer from August 2015 to December 2017, and as acting Principal Financial Officer from March 2017 to November 2017. Prior to joining the Company, Dr. Kulkarni was at McKinsey & Company from 2006 to July 2015, with various titles, his most recent being Partner within the Pharmaceuticals and Biotechnology practice. Dr. Kulkarni received a Ph.D. in Bioengineering and Nanotechnology from the University of Washington and a B. Tech. from the Indian Institute of Technology. The Company’s board of directors believes Dr. Kulkarni’s experience as the Company’s Chief Executive Officer, as well as his experience in the biopharmaceutical industry, qualifies him to serve on the Company’s board of directors.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on May 30, 2018. Proxies were solicited pursuant to the Company’s proxy statement filed on April 18, 2018, with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended.

The number of shares of the Company entitled to vote at the Annual Meeting was 47,166,907 common shares, par value CHF 0.03 per share (“Common Shares”). The number of Common Shares present or represented by valid proxy at the Annual Meeting was 41,610,319 representing 88.22% of the total Common Shares entitled to vote at the Annual Meeting. Each Common Share was entitled to one vote with respect to matters submitted to the Company’s shareholders at the Annual Meeting.

At the Annual Meeting, the Company’s shareholders were asked (i) to approve the annual report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2017, (ii) to approve the appropriation of financial results, (iii) to discharge the members of the Board of Directors and Executive Committee, (iv) to elect and re-elect eight members and the chairman to the Company’s Board of Directors, (v) to re-elect three members of the Compensation Committee of the Board of Directors, (vi) to approve the compensation for the Board of Directors and the Executive Committee, (vii) to approve an increase in the conditional share capital for employee benefit plans, (viii) to approve the 2018 Plan, (ix) to approve the increase of the maximum authorized share capital and extension of the date by which the Company’s Board of Directors may increase authorized share capital, (x) to re-elect the independent voting rights representative, and (xi) to re-elect Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

The voting results reported below are final.

Proposal 1 – Approval of the Annual Report, the Consolidated Financial Statements and the Statutory Financial Statements of the Company for the Year Ended December 31, 2017

The annual report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2017 were approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	34,192,504	16,442	41,120	7,360,253
AS PERCENTAGE OF OUTSTANDING	72.49%	0.03%	0.09%

Proposal 2 – Approval of the Appropriation of Financial Results

The proposal to carry forward the net loss resulting from the appropriation of financial results was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
NUMBER	34,187,505	17,971	44,590	7,360,253
AS PERCENTAGE OF OUTSTANDING	72.48%	0.04%	0.09%

Proposal 3 – Discharge of the Members of the Board of Directors and Executive Committee

The discharge of the members of the Company’s Board of Directors and the Executive Committee from personal liability for their activities during the year ended December 31, 2017 was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
NUMBER	30,028,741	35,624	4,185,701	7,360,253
AS PERCENTAGE OF OUTSTANDING	63.66%	0.08%	8.87%

Proposal 4 – Election and Re-election of the Members and Chair of the Board of Directors

Rodger Novak, M.D., Bradley Bolzon, Ph.D., Ali Behbahani, M.D., Kurt von Emster, Simeon J. George, M.D., Thomas Woiwode, Ph.D., and Pablo Cagnoni, M.D., were each duly re-elected as members of the Company’s Board of Directors, Rodger Novak, M.D. was duly re-elected as the chairman of the Board of Directors, and Samarth Kulkarni, Ph.D. was duly elected as a member of the Company’s Board of Directors. The results of the election were as follows:

NOMINEE	FOR	% FOR	AGAINST	% AGAINST	WITHHELD	% WITHHELD	BROKER NON- VOTES
Rodger Novak, M.D.	34,153,770	72.41%	70,864	0.15%	25,432	0.05%	7,360,253
Bradley Bolzon, Ph.D.	32,565,102	69.04%	1,153,383	2.45%	531,581	1.13%	7,360,253
Ali Behbahani, M.D.	32,584,635	69.08%	1,131,938	2.40%	533,493	1.13%	7,360,253
Kurt von Emster	33,526,885	71.08%	190,481	0.40%	532,700	1.13%	7,360,253
Simeon J. George, M.D.	33,064,161	70.10%	652,524	1.38%	533,381	1.13%	7,360,253
Thomas Woiwode, Ph.D.	33,011,895	69.99%	704,649	1.49%	533,522	1.13%	7,360,253
Pablo Cagnoni, M.D.	31,534,125	66.86%	2,183,555	4.63%	532,386	1.13%	7,360,253
Samarth Kulkarni, Ph.D.	34,192,681	72.49%	31,235	0.07%	26,150	0.06%	7,360,253

Proposal 5 – Re-election of the Members of the Compensation Committee

Thomas Woiwode, Ph.D., Pablo Cagnoni, M.D., and Simeon J. George, M.D. were each duly re-elected as members of the Company’s Compensation Committee of the Board of Directors. The results of the election were as follows:

NOMINEE	FOR	% FOR	AGAINST	% AGAINST	WITHHELD	% WITHHELD	BROKER NON- VOTES
Thomas Woiwode, Ph.D.	32,491,957	68.89%	1,221,765	2.59%	536,344	1.14%	7,360,253
Pablo Cagnoni, M.D.	31,811,694	67.44%	1,902,056	4.03%	536,316	1.14%	7,360,253
Simeon J. George, M.D.	33,031,514	70.03%	1,187,367	2.52%	31,185	0.07%	7,360,253

Proposal 6 – Approval of the Compensation for the Board of Directors and the Executive Committee

The total non-performance-related compensation for members of the Board of Directors from the Annual Meeting to the 2019 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
NUMBER	34,005,280	139,337	105,449	7,360,253
AS PERCENTAGE OF OUTSTANDING	72.10%	0.30%	0.22%

The grant of equity for members of the Board of Directors from the Annual Meeting to the 2019 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
NUMBER	31,265,858	2,861,743	122,465	7,360,253
AS PERCENTAGE OF OUTSTANDING	66.29%	6.07%	0.26%

The total non-performance related compensation for members of the Executive Committee from July 1, 2018 to June 30, 2019 was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
NUMBER	33,847,835	145,928	256,303	7,360,253
AS PERCENTAGE OF OUTSTANDING	71.76%	0.31%	0.54%

The total variable compensation for members of the Executive Committee for the current year ending December 31, 2018 was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
NUMBER	33,851,163	141,534	257,369	7,360,253
AS PERCENTAGE OF OUTSTANDING	71.77%	0.30%	0.55%

The grant of equity for members of the Executive Committee from the Annual Meeting to the 2019 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
NUMBER	31,260,884	2,732,313	256,869	7,360,253
AS PERCENTAGE OF OUTSTANDING	66.28%	5.79%	0.54%

Proposal 7 – Approval of an Increase in the Conditional Share Capital for Employee Benefit Plans

An increase in the Company’s conditional share capital for employee benefit plans was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
NUMBER	31,478,589	2,727,351	44,126	7,360,253
AS PERCENTAGE OF OUTSTANDING	66.74%	5.78%	0.09%

Proposal 8 – Approval of the 2018 Plan

The 2018 Plan was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
NUMBER	30,910,372	3,291,177	48,517	7.360,253
AS PERCENTAGE OF OUTSTANDING	65.53%	6.98%	0.10%

Proposal 9 – Approval of Increasing the Maximum Number of Authorized Share Capital and Extending the Date by Which the Board of Directors May Increase Authorized Share Capital

The shareholders voted to amend the Company’s articles of association to (i) authorize the Company’s Board of Directors to increase the maximum number of authorized share capital to 23,001,837, and (ii) extend the date by which the Company’s Board of Directors may increase the authorized share capital to May 29, 2020. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	30,521,023	3,536,198	192,845	7,360,253
AS PERCENTAGE OF OUTSTANDING	64.71%	7.5%	0.41%

Proposal 10 – Re-election of the Independent Voting Rights Representative

Marius Meier, Attorney at Law, was duly re-elected as the independent voting rights representative. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
NUMBER	34,182,032	29,775	38,259	7,360,253
AS PERCENTAGE OF OUTSTANDING	72.47%	0.06%	0.08%

Proposal 11 – Re-election of the Auditors

Ernst & Young AG was duly elected as the Company’s statutory auditor for the term of office of one year, and Ernst & Young LLP was duly elected as the Company’s independent registered public accounting firm for the year ending December 31, 2018. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
NUMBER	41,403,406	101,208	105,705	0
AS PERCENTAGE OF OUTSTANDING	87.78%	0.21%	0.22%

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

10.1	CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan and forms of agreements thereunder (incorporated herein by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed on June 1, 2018).

10.2	Form of Incentive Stock Option Agreement under CRISPR Therapeutics AG’s 2018 Stock Option and Incentive Plan (incorporated herein by reference to Exhibit 99.2 to the Company’s Registration Statement on Form S-8 filed on June 1, 2018).

10.3	Form of Non-Qualified Stock Option Agreement for Company Employees under CRISPR Therapeutics AG’s 2018 Stock Option and Incentive Plan (incorporated herein by reference to Exhibit 99.3 to the Company’s Registration Statement on Form S-8 filed on June 1, 2018).

10.4	Form of Non-Qualified Stock Option Agreement for Non-Employee Directors under CRISPR Therapeutics AG’s 2018 Stock Option and Incentive Plan (incorporated herein by reference to Exhibit 99.4 to the Company’s Registration Statement on Form S-8 filed on June 1, 2018).

10.5	Form of Restricted Stock Award under CRISPR Therapeutics AG’s 2018 Stock Option and Incentive Plan (incorporated herein by reference to Exhibit 99.5 to the Company’s Registration Statement on Form S-8 filed on June 1, 2018).

10.6	Form of Restricted Stock Award Agreement for Company Employees under CRISPR Therapeutics AG’s 2018 Stock Option and Incentive Plan (incorporated herein by reference to Exhibit 99.6 to the Company’s Registration Statement on Form S-8 filed on June 1, 2018).

10.7	Form of Restricted Stock Award for Non-Employee Directors under CRISPR Therapeutics AG’s 2018 Stock Option and Incentive Plan (incorporated herein by reference to Exhibit 99.7 to the Company’s Registration Statement on Form S-8 filed on June 1, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRISPR THERAPEUTICS AG

Date: June 1, 2018	By:	/s/ Rodger Novak
Rodger Novak, M.D.
President